EXHIBIT 31.1.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

SECTION 302 OF

SARBANES-OXLEY ACT OF 2002

I, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of immune Pharmaceuticals Inc.;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 24, 2014	/s/ Daniel G. Teper
Daniel G. Teper Principal Executive Officer